UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05567

MFS INTERMEDIATE HIGH INCOME FUND

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2021
MFS®  Intermediate High
Income Fund
CIH-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Intermediate High Income Fund’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 9.50% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Intermediate High
Income Fund
New York Stock Exchange Symbol: CIF

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Fiscal stimulus has been abundant as the U.S. Congress passed a $1.9 trillion COVID-19 relief bill in March and a $1.1 trillion infrastructure bill in November. Along with the high levels of government spending, production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta and Omicron variants of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
January 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	11.6%
Gaming & Lodging	9.4%
Medical & Health Technology & Services	8.9%
Midstream	6.4%
Metals & Mining	5.6%
Composition including fixed income credit quality (a)(i)
BBB	1.0%
BB	62.6%
B	54.5%
CCC	19.1%
CC	0.1%
C	0.1%
Not Rated	(1.8)%
Non-Fixed Income	1.7%
Cash & Cash Equivalents (Less Liabilities) (b)	(39.3)%
Other	2.0%
Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	5.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition - continued
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents (Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of November 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2021, shares of the MFS Intermediate High Income Fund (fund) provided a total return of 2.25%, at net asset value and a total return of 30.89%, at market value. Because the fund's shares trade in the stock market based on investor demand, the fund's shares may trade at a price higher or lower than its net asset value due to various factors. Past performance is no guarantee of future results. This compares with a return of 5.27% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index.
The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation and on expectations of a tighter Fed but slipped lower as the highly-transmissible Omicron variant began to spread at the end of the period.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, the fund’s greater allocation to “B” rated(r) bonds within both the energy and capital goods sectors held back performance. Bond selection within “BB”, “CCC” and “B” rated bonds further weighed on the fund’s relative results, led by security selection

Management Review - continued
within the consumer cyclical, basic industry, consumer non-cyclical and technology sectors. The fund's longer duration stance(d) was another area of relative weakness as interest rates generally rose during the reporting period.
Conversely, the fund’s yield curve(y) positioning supported relative performance.
The fund employs leverage that has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage was a contributor to relative performance.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's NAV per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. For the twelve months ended November 30, 2021, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $2,704,910 and a tax return of capital distribution of $1,782,784. See “Managed Distribution Policy Disclosure” in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/21
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 11/30/21
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	7/21/88	30.89%	13.98%	10.22%
Net Asset Value (r)	7/21/88	2.25%	6.11%	7.56%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index (f)	5.27%	6.27%	6.90%

(f)	Source: FactSet Research Systems Inc.
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 9.50% of the fund's average monthly net asset value, not a fixed share price, and the fund's dividend amount will fluctuate with changes in the fund's average monthly net assets.
Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
MFS normally invests at least 80% of the fund’s net assets, including borrowings for investment purposes, in high income debt instruments.
MFS may invest the fund’s assets in other types of debt instruments and equity securities.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS may invest the fund’s assets in foreign securities.
MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.
The fund’s dollar-weighted average effective maturity will normally be between three and ten years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
The fund seeks to make a monthly distribution at an annual fixed rate of 9.50% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors

Investment Objective, Principal Investment Strategies and Principal Risks - continued
considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.
In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.
Floating Rate Loans: Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually), based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium. Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder’s portion of the loan. Senior floating rate loans are secured by specific collateral of the borrower, and are senior to most other securities of the borrower (e.g., common stocks or other debt instruments) in the event of bankruptcy. Floating rate loans can be subject to restrictions on resale and can be less liquid than other types of securities.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITS), and depositary receipts for such securities.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. The current period of historically low interest rates may heighten the risks associated with rising interest rates because there may be a greater likelihood of interest rates increasing and interest rates may increase rapidly. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates. To the extent the fund invests in fixed-rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if the instrument has a longer maturity.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the

Investment Objective, Principal Investment Strategies and Principal Risks - continued
price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes;

Investment Objective, Principal Investment Strategies and Principal Risks - continued
economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
Equity Market Risk: Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of

Investment Objective, Principal Investment Strategies and Principal Risks - continued
preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the Investment Company Act of 1940 (the “1940 Act”) to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 9.50% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold at less than opportune times to fund the distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is

Investment Objective, Principal Investment Strategies and Principal Risks - continued
intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.
Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital

Investment Objective, Principal Investment Strategies and Principal Risks - continued
gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of the holders of a majority of its shares as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities (“Majority Shareholder Vote”). Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contacts (excluding currencies and any type of option, Futures Contracts and Forward Contracts or other derivative instruments whose value is related to commodities or other commodity contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of November 30, 2021, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of November 30, 2021), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					29.16%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					0.70%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					0.20%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-14.41%	-7.35%	-0.29%	6.77%	13.83%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
David Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Michael Skatrud	Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

Portfolio of Investments
11/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 135.8%
Aerospace & Defense – 3.2%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$143,000	$ 145,747
Bombardier, Inc., 7.125%, 6/15/2026 (n)		137,000	141,453
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		200,000	196,000
Moog, Inc., 4.25%, 12/15/2027 (n)		285,000	289,467
TransDigm, Inc., 6.25%, 3/15/2026 (n)		200,000	207,500
TransDigm, Inc., 6.375%, 6/15/2026		185,000	190,319
TransDigm, Inc., 5.5%, 11/15/2027		140,000	140,898
TransDigm, Inc., 4.625%, 1/15/2029		132,000	126,460
			$1,437,844
Automotive – 3.7%
Dana, Inc., 5.375%, 11/15/2027		$143,000	$ 149,256
Dana, Inc., 5.625%, 6/15/2028		47,000	49,468
Dana, Inc., 4.25%, 9/01/2030		95,000	94,406
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)		120,000	118,200
Ford Motor Co., 5.113%, 5/03/2029		210,000	232,491
Ford Motor Co., 4.75%, 1/15/2043		155,000	165,850
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		200,000	207,640
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		285,000	299,962
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)		90,000	92,148
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		130,000	130,398
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		120,000	116,909
			$1,656,728
Broadcasting – 4.6%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$185,000	$ 189,300
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		305,000	305,653
iHeartCommunications, Inc., 8.375%, 5/01/2027		175,000	184,126
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		120,000	124,500
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		240,000	246,228
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		200,000	201,500
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	90,105	109,750
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$355,000	354,755
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		340,000	340,850
			$2,056,662

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 1.8%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)	$120,000	$ 123,900
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	265,000	271,625
LPL Holdings, Inc., 4%, 3/15/2029 (n)	191,000	191,800
NFP Corp., 4.875%, 8/15/2028 (n)	155,000	152,675
NFP Corp., 6.875%, 8/15/2028 (n)	65,000	64,396
		$804,396
Building – 4.7%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	$405,000	$ 408,544
GYP Holding III Corp., 4.625%, 5/01/2029 (n)	240,000	235,596
Interface, Inc., 5.5%, 12/01/2028 (n)	205,000	213,456
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	95,000	94,763
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	109,000	116,651
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)	135,000	127,912
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	200,000	212,000
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	190,000	196,616
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)	140,000	140,350
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	206,000	202,652
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	40,000	36,850
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	140,000	142,800
		$2,128,190
Business Services – 3.7%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$130,000	$ 132,344
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)	115,000	118,050
HealthEquity, Inc., 4.5%, 10/01/2029 (n)	185,000	182,687
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	100,000	102,750
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	130,000	132,495
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	175,000	177,496
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)	205,000	198,243
Paysafe Finance PLC, 4%, 6/15/2029 (z)	185,000	170,663
Switch Ltd., 3.75%, 9/15/2028 (n)	235,000	232,650
Switch Ltd., 4.125%, 6/15/2029 (n)	70,000	70,317
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	150,000	157,529
		$1,675,224
Cable TV – 11.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	$575,000	$ 589,162
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	150,000	151,192
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)	240,000	236,422

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	$155,000	$ 149,110
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	200,000	204,250
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	400,000	391,752
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	200,000	191,394
DISH DBS Corp., 7.75%, 7/01/2026	80,000	82,200
DISH DBS Corp., 5.25%, 12/01/2026 (n)	150,000	148,561
DISH DBS Corp., 5.125%, 6/01/2029	135,000	118,550
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)	130,000	63,050
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(z)	90,000	44,100
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	200,000	207,348
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	230,000	217,925
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	228,000	225,435
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	390,000	413,689
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	400,000	412,200
Videotron Ltd., 5.375%, 6/15/2024 (n)	20,000	21,381
Videotron Ltd., 5.125%, 4/15/2027 (n)	400,000	410,476
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	225,000	218,250
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	225,000	221,733
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	400,000	399,542
		$5,117,722
Chemicals – 3.2%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$150,000	$ 155,017
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	170,000	161,526
Consolidated Energy Finiance S.A., 5.625%, 10/15/2028 (n)	188,000	179,181
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	213,000	210,870
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)	200,000	194,500
Ingevity Corp., 3.875%, 11/01/2028 (n)	230,000	220,292
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	120,000	116,850
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)	200,000	195,500
		$1,433,736
Computer Software – 1.4%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$165,000	$ 171,187
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	215,000	210,539
PTC, Inc., 3.625%, 2/15/2025 (n)	160,000	160,800
PTC, Inc., 4%, 2/15/2028 (n)	95,000	95,475
		$638,001
Computer Software - Systems – 2.1%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$385,000	$ 423,019
Fair Isaac Corp., 4%, 6/15/2028 (n)	36,000	35,910
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	250,000	259,844

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – continued
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	$235,000	$ 229,712
		$948,485
Conglomerates – 4.5%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$255,000	$ 263,288
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	58,000	58,000
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	300,000	299,899
EnerSys, 4.375%, 12/15/2027 (n)	55,000	56,650
Gates Global LLC, 6.25%, 1/15/2026 (n)	165,000	169,125
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	135,000	146,745
Griffon Corp., 5.75%, 3/01/2028	223,000	229,829
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	160,000	153,928
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	200,000	214,000
TriMas Corp., 4.125%, 4/15/2029 (n)	432,000	432,000
		$2,023,464
Construction – 2.3%
Empire Communities Corp., 7%, 12/15/2025 (n)	$145,000	$ 148,550
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	95,000	98,646
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	155,000	153,653
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	235,000	234,412
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)	110,000	120,619
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	100,000	107,250
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	181,000	186,309
		$1,049,439
Consumer Products – 1.6%
Mattel, Inc., 3.375%, 4/01/2026 (n)	$147,000	$ 149,211
Mattel, Inc., 5.875%, 12/15/2027 (n)	109,000	116,085
Mattel, Inc., 5.45%, 11/01/2041	55,000	64,824
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	175,000	181,563
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	80,000	76,650
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)	155,000	148,800
		$737,133
Consumer Services – 5.1%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$59,000	$ 60,634
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	180,000	188,550
ANGI Group LLC, 3.875%, 8/15/2028 (n)	210,000	199,466
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	175,000	176,698
Garda World Security Corp., 4.625%, 2/15/2027 (n)	75,000	73,313
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	328,000	311,954
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	131,000	136,533

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	$15,000	$ 14,141
Match Group, Inc., 5%, 12/15/2027 (n)	185,000	192,863
Match Group, Inc., 4.625%, 6/01/2028 (n)	235,000	238,527
Match Group, Inc., 4.125%, 8/01/2030 (n)	65,000	64,431
Realogy Group LLC, 9.375%, 4/01/2027 (n)	145,000	156,536
Realogy Group LLC, 5.75%, 1/15/2029 (n)	90,000	91,013
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	278,000	274,664
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)	120,000	123,600
		$2,302,923
Containers – 2.7%
Ardagh Metal Packaging, 4%, 9/01/2029 (n)	$200,000	$ 193,930
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	255,000	249,900
Can-Pack S.A., 3.875%, 11/15/2029 (n)	275,000	267,437
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	250,000	263,125
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	45,000	46,208
Greif, Inc., 6.5%, 3/01/2027 (n)	165,000	171,386
		$1,191,986
Electrical Equipment – 0.6%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$285,000	$ 255,904
Electronics – 2.7%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024	$65,000	$ 64,160
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	106,000	112,508
Entegris, Inc., 4.375%, 4/15/2028 (n)	75,000	76,406
Entegris, Inc., 3.625%, 5/01/2029 (n)	160,000	158,800
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	140,000	152,600
Sensata Technologies B.V., 5%, 10/01/2025 (n)	285,000	308,461
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	125,000	129,650
Synaptics, Inc., 4%, 6/15/2029 (n)	215,000	217,150
		$1,219,735
Energy - Independent – 5.5%
Apache Corp., 5.35%, 7/01/2049	$65,000	$ 74,110
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7%, 11/01/2026 (n)	65,000	65,975
Callon Petroleum Co., 6.125%, 10/01/2024	90,000	86,625
Callon Petroleum Co., 8%, 8/01/2028 (n)	80,000	78,322
CNX Resources Corp., 6%, 1/15/2029 (n)	215,000	220,003
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	155,000	161,200

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	$100,000	$ 100,750
EQT Corp., 3.125%, 5/15/2026 (n)	30,000	29,981
EQT Corp., 5%, 1/15/2029	158,000	173,010
Murphy Oil Corp., 5.875%, 12/01/2027	65,000	66,163
Occidental Petroleum Corp., 5.875%, 9/01/2025	165,000	177,375
Occidental Petroleum Corp., 5.5%, 12/01/2025	160,000	171,074
Occidental Petroleum Corp., 6.625%, 9/01/2030	160,000	191,947
Occidental Petroleum Corp., 6.45%, 9/15/2036	80,000	99,339
Occidental Petroleum Corp., 6.6%, 3/15/2046	115,000	146,378
Ovintiv, Inc., 6.5%, 2/01/2038	40,000	50,959
Range Resources Corp., 8.25%, 1/15/2029 (n)	120,000	132,283
SM Energy Co., 5.625%, 6/01/2025	95,000	94,050
SM Energy Co., 6.5%, 7/15/2028	70,000	70,700
Southwestern Energy Co., 6.45%, 1/23/2025	53,300	57,833
Southwestern Energy Co., 8.375%, 9/15/2028	90,000	99,154
Southwestern Energy Co., 5.375%, 3/15/2030	125,000	130,156
		$2,477,387
Entertainment – 4.9%
AMC Entertainment Holdings, Inc., 12%, (10% cash or 12% PIK) 6/15/2026 (n)(p)	$65,000	$ 66,056
Boyne USA, Inc., 4.75%, 5/15/2029 (n)	220,000	221,650
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	355,000	364,049
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	150,000	146,603
Carnival Corp. PLC, 6%, 5/01/2029 (n)	45,000	43,733
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	105,000	106,838
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	218,000	223,995
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)	100,000	96,050
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	200,000	199,500
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	100,000	91,788
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	115,000	112,081
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	225,000	218,812
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	240,000	239,160
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	95,000	88,139
		$2,218,454
Financial Institutions – 4.2%
Avation Capital S.A., 8.25%, (8.25% cash or 9% PIK) 10/31/2026 (n)(p)	$203,202	$ 168,658
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	220,000	224,400
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	185,000	178,573
Global Aircraft Leasing Co. Ltd., 6.5%,(6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	448,020	434,212

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	$264,000	$ 260,196
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	200,000	206,506
OneMain Finance Corp., 6.875%, 3/15/2025	95,000	104,500
OneMain Finance Corp., 8.875%, 6/01/2025	99,000	106,178
OneMain Finance Corp., 7.125%, 3/15/2026	100,000	112,396
PennyMac Financial Services, Inc., 5.75%, 9/15/2031 (n)	105,000	102,039
		$1,897,658
Food & Beverages – 5.2%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$270,000	$ 281,610
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	295,000	318,158
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	115,000	123,359
Kraft Heinz Co., 4.25%, 3/01/2031	315,000	360,354
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	360,000	358,990
Performance Food Group Co., 5.5%, 10/15/2027 (n)	210,000	216,300
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	150,000	154,397
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	150,000	148,125
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	145,000	143,509
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	230,000	232,852
		$2,337,654
Gaming & Lodging – 9.3%
Boyd Gaming Corp., 4.75%, 12/01/2027	$190,000	$ 192,850
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	75,000	74,588
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	150,000	146,250
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	165,000	171,600
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	131,000	136,068
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	162,000	177,738
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	238,000	235,794
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	191,000	185,398
International Game Technology PLC, 4.125%, 4/15/2026 (n)	200,000	203,500
International Game Technology PLC, 6.25%, 1/15/2027 (n)	200,000	220,000
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	185,000	181,619
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)	200,000	201,242
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	185,000	197,025
MGM Growth Properties LLC, 5.75%, 2/01/2027	75,000	84,937
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)	145,000	152,250
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)	150,000	141,555
Scientific Games Corp., 8.625%, 7/01/2025 (n)	45,000	47,908
Scientific Games Corp., 8.25%, 3/15/2026 (n)	120,000	126,316
Scientific Games International, Inc., 7%, 5/15/2028 (n)	115,000	122,209
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	135,000	139,387
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	200,000	205,000
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	284,000	286,941

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	$120,000	$ 117,634
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	105,000	98,175
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	200,000	183,952
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	150,000	146,625
		$4,176,561
Industrial – 1.4%
APi Escrow Corp., 4.75%, 10/15/2029 (n)	$170,000	$ 172,125
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)	215,000	216,464
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	222,000	225,885
		$614,474
Insurance - Property & Casualty – 1.5%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$285,000	$ 287,961
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	120,000	115,200
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	65,000	66,500
Hub International Ltd., 5.625%, 12/01/2029 (n)	180,000	179,618
		$649,279
Machinery & Tools – 0.4%
Terex Corp., 5%, 5/15/2029 (n)	$185,000	$ 188,469
Medical & Health Technology & Services – 8.8%
180 Medical, Inc., 3.875%, 10/15/2029 (n)	$200,000	$ 196,392
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	279,000	288,123
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	135,000	138,038
Catalent, Inc., 3.125%, 2/15/2029 (n)	363,000	346,102
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	414,000	409,342
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	105,000	112,301
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	265,000	253,738
DaVita, Inc., 4.625%, 6/01/2030 (n)	140,000	138,250
DaVita, Inc., 3.75%, 2/15/2031 (n)	122,000	113,121
Encompass Health Corp., 5.75%, 9/15/2025	30,000	30,488
HCA, Inc., 5.875%, 2/15/2026	275,000	308,151
HCA, Inc., 3.5%, 9/01/2030	260,000	270,654
HealthSouth Corp., 5.125%, 3/15/2023	88,000	88,000
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	400,000	412,000
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	30,000	29,534
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)	115,000	111,390
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	130,000	136,338
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	275,000	270,927
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)	150,000	153,210

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	$135,000	$ 138,206
		$3,944,305
Medical Equipment – 0.9%
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)	$150,000	$ 149,813
Teleflex, Inc., 4.625%, 11/15/2027	240,000	246,900
		$396,713
Metals & Mining – 5.5%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$220,000	$ 229,350
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	215,000	205,368
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	185,000	188,931
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	175,000	176,115
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	200,000	211,400
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	225,000	227,984
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	100,000	104,273
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	165,000	178,200
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	145,000	146,769
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	282,000	276,199
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	125,000	121,406
Novelis Corp., 3.25%, 11/15/2026 (n)	78,000	77,932
Novelis Corp., 4.75%, 1/30/2030 (n)	180,000	181,742
Novelis Corp., 3.875%, 8/15/2031 (n)	93,000	89,745
Petra Diamonds US$ Treasury PLC, 10.5%, (0% cash or 10.5% PIK) 3/08/2026 (n)(p)	67,105	69,118
		$2,484,532
Midstream – 6.3%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$90,000	$ 94,601
Cheniere Energy, Inc., 4%, 3/01/2031 (n)	230,000	234,600
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	144,000	143,100
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	244,000	242,475
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)	135,000	138,375
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	48,000	51,017
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	32,000	34,560
EQM Midstream Partners LP, 5.5%, 7/15/2028	365,000	386,900
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	90,000	89,325
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	82,500	79,459
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	235,000	242,320
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	260,000	287,997

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	$135,000	$ 144,787
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/15/2032 (n)	80,000	82,642
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	135,000	135,560
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	135,000	138,059
Western Midstream Operating LP, 5.3%, 2/01/2030	160,000	172,208
Western Midstream Operation LP, 4.65%, 7/01/2026	65,000	69,388
Western Midstream Operation LP, 5.5%, 8/15/2048	45,000	51,975
		$2,819,348
Municipals – 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$35,000	$ 35,875
Network & Telecom – 0.8%
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	$140,000	$ 131,775
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	200,000	204,404
		$336,179
Oil Services – 0.2%
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	$100,000	$ 104,522
Oils – 0.9%
Parkland Corp., 4.625%, 5/01/2030 (n)	$245,000	$ 241,489
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	120,000	80,250
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	130,000	77,545
		$399,284
Personal Computers & Peripherals – 0.8%
NCR Corp., 5%, 10/01/2028 (n)	$220,000	$ 222,200
NCR Corp., 5.125%, 4/15/2029 (n)	115,000	116,213
		$338,413
Pharmaceuticals – 3.1%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	$371,000	$ 374,710
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	350,000	311,248
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)	95,000	81,463
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)	105,000	102,853
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	200,000	203,764
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	200,000	204,250
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	105,000	105,857
		$1,384,145

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Pollution Control – 1.2%
GFL Environmental, Inc., 4%, 8/01/2028 (n)	$180,000	$ 174,615
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)	60,000	59,992
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)	80,000	77,827
Stericycle, Inc., 3.875%, 1/15/2029 (n)	210,000	204,750
		$517,184
Precious Metals & Minerals – 0.6%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$155,000	$ 150,297
Taseko Mines Ltd., 7%, 2/15/2026 (n)	120,000	121,800
		$272,097
Printing & Publishing – 0.7%
Cimpress N.V., 7%, 6/15/2026 (n)	$300,000	$ 310,125
Railroad & Shipping – 0.4%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$187,000	$ 195,950
Real Estate - Other – 0.9%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)	$235,000	$ 242,284
XHR LP, REIT, 4.875%, 6/01/2029 (n)	180,000	181,350
		$423,634
Retailers – 1.6%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$101,000	$ 101,638
Bath & Body Works, Inc., 5.25%, 2/01/2028	410,000	439,725
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	170,000	167,834
		$709,197
Specialty Chemicals – 0.4%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$186,000	$ 194,370
Specialty Stores – 2.5%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$161,000	$ 159,271
Magic Mergeco, Inc., 5.25%, 5/01/2028 (n)	100,000	98,938
Magic Mergeco, Inc., 7.875%, 5/01/2029 (n)	125,000	124,063
Penske Automotive Group Co., 3.75%, 6/15/2029	243,000	236,943
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)	250,000	253,026
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	250,000	267,187
		$1,139,428
Supermarkets – 0.8%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$215,000	$ 222,880
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	150,000	148,657
		$371,537

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – 3.3%
Altice France S.A., 6%, 2/15/2028 (n)	$200,000	$ 186,750
SBA Communications Corp., 3.875%, 2/15/2027	161,000	164,796
SBA Communications Corp., 3.125%, 2/01/2029 (n)	305,000	289,750
Sprint Capital Corp., 6.875%, 11/15/2028	265,000	327,161
Sprint Corp., 7.125%, 6/15/2024	75,000	84,040
Sprint Corp., 7.625%, 3/01/2026	360,000	425,250
		$1,477,747
Tobacco – 0.5%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$105,000	$ 108,114
Vector Group Ltd., 5.75%, 2/01/2029 (n)	105,000	99,881
		$207,995
Utilities - Electric Power – 3.8%
Calpine Corp., 4.5%, 2/15/2028 (n)	$185,000	$ 183,993
Calpine Corp., 5.125%, 3/15/2028 (n)	240,000	237,590
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	90,000	94,500
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	355,000	350,889
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	130,000	132,989
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	29,000	30,284
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	150,000	158,719
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	120,000	122,400
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	275,000	286,000
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	110,000	111,623
		$1,708,987
Total Bonds (Identified Cost, $61,108,583)		$ 61,009,075
Common Stocks – 1.7%
Construction – 0.0%
ICA Tenedora, S.A. de C.V. (a)(u)	11,385	$ 9,026
Oil Services – 0.2%
LTRI Holdings LP (a)(u)	200	$ 57,518
Special Products & Services – 1.5%
iShares iBoxx $ High Yield Corporate Bond ETF	8,000	$ 685,120
Total Common Stocks (Identified Cost, $714,438)		$ 751,664

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Forest & Paper Products – 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$11.50	8/24/18	84	$ 1
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	13.23	8/24/18	84	1
				$2
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a)(u)	GBP 1.14	3/16/21	3,500	$ 461
Total Warrants (Identified Cost, $0)				$ 463

Investment Companies (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $828,311)	828,333	$ 828,333

Other Assets, Less Liabilities – (39.3)%		(17,646,349)
Net Assets – 100.0%		$44,943,186

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $828,333 and $61,761,202, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $51,276,850, representing 114.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025	2/12/20	$86,384	$44,100
Paysafe Finance PLC, 4%, 6/15/2029	6/10/21-9/09/21	184,137	170,663
Total Restricted Securities			$214,763
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 11/30/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	115,475	EUR	99,766	JPMorgan Chase Bank N.A.	1/14/2022	$2,139

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	6	$972,750	March – 2022	$24,254
U.S. Treasury Ultra Bond	Long	USD	1	200,562	March – 2022	8,434
						$32,688
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	16	$2,093,000	March – 2022	$(28,683)
At November 30, 2021, the fund had cash collateral of $11,900 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $61,823,021)	$61,761,202
Investments in affiliated issuers, at value (identified cost, $828,311)	828,333
Cash	2,508
Deposits with brokers for
Futures contracts	11,900
Receivables for
Forward foreign currency exchange contracts	2,139
Net daily variation margin on open futures contracts	5,064
Investments sold	92,953
Interest	854,561
Other assets	2,018
Total assets	$63,560,678
Liabilities
Notes payable	$18,500,000
Payable to affiliates
Investment adviser	8,146
Administrative services fee	94
Transfer agent and dividend disbursing costs	253
Payable for independent Trustees' compensation	2
Accrued interest expense	10,760
Accrued expenses and other liabilities	98,237
Total liabilities	$18,617,492
Net assets	$44,943,186
Net assets consist of
Paid-in capital	$50,156,230
Total distributable earnings (loss)	(5,213,044)
Net assets	$44,943,186
Shares of beneficial interest outstanding	19,342,135
Net asset value per share (net assets of $44,943,186 / 19,342,135 shares of beneficial interest outstanding)	$2.32
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$3,217,810
Dividends	36,786
Other	4,270
Dividends from affiliated issuers	759
Foreign taxes withheld	(782)
Total investment income	$3,258,843
Expenses
Management fee	$468,058
Transfer agent and dividend disbursing costs	15,183
Administrative services fee	17,500
Independent Trustees' compensation	5,153
Stock exchange fee	23,741
Custodian fee	3,127
Shareholder communications	57,193
Audit and tax fees	87,898
Legal fees	2,786
Interest expense and fees	146,058
Miscellaneous	42,140
Total expenses	$868,837
Reduction of expenses by investment adviser	(91,645)
Net expenses	$777,192
Net investment income (loss)	$2,481,651

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,526,539
Affiliated issuers	38
Futures contracts	(1,663)
Forward foreign currency exchange contracts	3,390
Foreign currency	(15)
Net realized gain (loss)	$1,528,289
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,376,388)
Affiliated issuers	(39)
Futures contracts	4,005
Forward foreign currency exchange contracts	2,139
Translation of assets and liabilities in foreign currencies	(5)
Net unrealized gain (loss)	$(2,370,288)
Net realized and unrealized gain (loss)	$(841,999)
Change in net assets from operations	$1,639,652
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/21	11/30/20
Change in net assets
From operations
Net investment income (loss)	$2,481,651	$2,694,648
Net realized gain (loss)	1,528,289	(698,521)
Net unrealized gain (loss)	(2,370,288)	435,652
Change in net assets from operations	$1,639,652	$2,431,779
Distributions to shareholders	$(2,704,910)	$(2,905,561)
Tax return of capital distributions to shareholders	$(1,782,784)	$(1,563,056)
Change in net assets from fund share transactions	$206,540	$(765,301)
Total change in net assets	$(2,641,502)	$(2,802,139)
Net assets
At beginning of period	47,584,688	50,386,827
At end of period	$44,943,186	$47,584,688
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 11/30/21
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$1,639,652
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(42,881,023)
Proceeds from disposition of investment securities	43,546,559
Proceeds from disposition of short-term investments, net	1,039,591
Realized gain/loss on investments	(1,526,539)
Unrealized appreciation/depreciation on investments	2,376,427
Unrealized appreciation/depreciation on foreign currency contracts	(2,139)
Net amortization/accretion of income	116,935
Decrease in interest receivable	5,663
Decrease in accrued expenses and other liabilities	(13,695)
Increase in receivable for net daily variation margin on open futures contracts	(5,064)
Increase in other assets	(57)
Decrease in interest payable	(1,452)
Net cash provided by operating activities	$4,294,858
Cash flows from financing activities:
Distributions paid in cash	$(4,281,154)
Net increase in cash and restricted cash	$13,704
Cash and restricted cash:
Beginning of period	$704
End of period	$14,408
Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $206,540.
Cash paid during the year ended November 30, 2021 for interest was $147,510.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$2.47	$2.56	$2.46	$2.79	$2.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.14	$0.14	$0.14(c)	$0.16
Net realized and unrealized gain (loss)	(0.05)	(0.00)(w)	0.20	(0.22)	0.12
Total from investment operations	$0.08	$0.14	$0.34	$(0.08)	$0.28
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.14)	$(0.15)	$(0.17)
From tax return of capital	(0.09)	(0.08)	(0.10)	(0.10)	(0.10)
Total distributions declared to shareholders	$(0.23)	$(0.23)	$(0.24)	$(0.25)	$(0.27)
Net increase from repurchase of capital shares	$—	$0.00(w)	$0.00(w)	$—	$0.01
Net asset value, end of period (x)	$2.32	$2.47	$2.56	$2.46	$2.79
Market value, end of period	$2.97	$2.47	$2.70	$2.29	$2.75
Total return at market value (%)	30.89	0.89	29.74	(8.21)	22.30
Total return at net asset value (%) (j)(r)(s)(x)	2.25	6.40	14.52	(2.81)(c)	11.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	2.05	2.56	2.50(c)	2.15
Expenses after expense reductions (f)	1.65	1.82	2.49	2.41(c)	2.05
Net investment income (loss)	5.27	5.75	5.43	5.50(c)	5.75
Portfolio turnover	65	57	56	45	49
Net assets at end of period (000 omitted)	$44,943	$47,585	$50,387	$48,508	$54,950
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	1.34	1.34	1.34	1.33(c)	1.34
Senior Securities:
Total notes payable outstanding (000 omitted)	$18,500	$18,500	$20,000	$20,000	$22,000
Asset coverage per $1,000 of indebtedness (k)	$3,429	$3,572	$3,519	$3,425	$3,498

See Notes to Financial Statements

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Intermediate High Income Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts

Notes to Financial Statements  - continued
are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$685,120	$2	$57,518	$742,640
Mexico	—	—	9,026	9,026
United Kingdom	—	—	461	461
Municipal Bonds	—	35,875	—	35,875
U.S. Corporate Bonds	—	52,710,579	—	52,710,579
Foreign Bonds	—	8,262,621	—	8,262,621
Mutual Funds	828,333	—	—	828,333
Total	$1,513,453	$61,009,077	$67,005	$62,589,535
Other Financial Instruments
Futures Contracts – Assets	$32,688	$—	$—	$32,688
Futures Contracts – Liabilities	(28,683)	—	—	(28,683)
Forward Foreign Currency Exchange Contracts – Assets	—	2,139	—	2,139
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 11/30/20	$56,504
Change in unrealized appreciation or depreciation	1,014
Transfers into level 3	9,026
Received as part of a corporate action	461
Balance as of 11/30/21	$67,005
The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2021 is $1,014. At November 30, 2021, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$32,688	$(28,683)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,139	—
Total		$34,827	$(28,683)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,663)	$—
Foreign Exchange	—	3,390
Total	$(1,663)	$3,390

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$4,005	$—
Foreign Exchange	—	2,139
Total	$4,005	$2,139
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Loans and Other Direct Debt Instruments — The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Notes to Financial Statements  - continued
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
11/30/21
Cash	$2,508
Restricted cash	—
Restricted cash included in deposits with brokers	11,900
Total cash and restricted cash in the Statement of Cash Flows	$14,408
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 9.50% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/21	Year ended 11/30/20
Ordinary income (including any short-term capital gains)	$2,704,910	$2,905,561
Tax return of capital (b)	1,782,784	1,563,056
Total distributions	$4,487,694	$4,468,617

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/21
Cost of investments	$62,787,845
Gross appreciation	1,045,225
Gross depreciation	(1,237,391)
Net unrealized appreciation (depreciation)	$ (192,166)
Capital loss carryforwards	(5,020,873)
Other temporary differences	(5)
Total distributable earnings (loss)	$ (5,213,044)

Notes to Financial Statements  - continued
As of November 30, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(155,706)
Long-Term	(4,865,167)
Total	$(5,020,873)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The fund pays the adviser a monthly fee equal to 20% of the fund’s leverage income after deducting the expenses of leveraging (“net leverage income”); provided, however, if the fund’s net leverage income is less than zero, MFS will reduce its management fee by an amount equivalent to the percentage indicated of the fund’s net leverage income. The management fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.99% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 1.34% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2022. For the year ended November 30, 2021, this reduction amounted to $91,645, which is included in the reduction of total expenses in the Statement of Operations.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2021, these fees paid to MFSC amounted to $3,016.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.0372% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $5,216. The sales transactions resulted in net realized gains (losses) of $0.
(4) Portfolio Securities
For the year ended November 30, 2021, purchases and sales of investments, other than short-term obligations, aggregated $41,465,171 and $42,785,977, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
During the year ended November 30, 2021, the fund did not repurchase any shares.
The fund repurchased 410,292 shares of beneficial interest during the year ended November 30, 2020 at an average price per share of $2.01 and a weighted average discount of 9.14% per share. Transactions in fund shares were as follows:
	Year ended 11/30/21		Year ended 11/30/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	75,458	$206,540	23,422	$61,008
Capital shares repurchased	—	—	(410,292)	(826,309)
Net change	75,458	$206,540	(386,870)	$(765,301)
(6) Loan Agreement
The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $21,000,000. At November 30, 2021, the fund had outstanding borrowings under this agreement in the amount of $18,500,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2022. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $142,814 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund paid a commitment fee of $3,244 during the period, which is included in “Interest expense and fees” in the Statement of Operations. For the year

Notes to Financial Statements  - continued
ended November 30, 2021, the average loan balance was $18,500,000 at a weighted average annual interest rate of 0.77%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,867,963	$19,011,970	$20,051,599	$38	$(39)	$828,333

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$759	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting

Notes to Financial Statements  - continued
requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS Intermediate High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Intermediate High Income Fund (the “Fund”), including the portfolio of investments, as of November 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 14, 2022

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Intermediate High Income Fund, which was held on October 7, 2021, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Withheld Authority
John A. Caroselli	12,337,706.602	333,367.000
James W. Kilman, Jr.	12,346,417.602	324,656.000
Clarence Otis, Jr.	12,322,066.602	349,007.000

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	2023	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	2023	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	2023	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	2024	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	2022	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	2023	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	2024	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	2024	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	2022	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	2022	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	N/A	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	N/A	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	N/A	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	N/A	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	N/A	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Portfolio Manager(s)	Independent Registered Public Accounting Firm
David Cole Michael Skatrud	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory Agreement
MFS Intermediate High Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2020 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/ objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and

Board Review of Investment Advisory Agreement - continued
portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 11th out of a total of 27 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 16th out of a total of 37 funds for the one-year period and 10th out of a total of 35 funds for the three-year period ended December 31, 2020. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. The Fund outperformed its benchmark for each of the three- and five-year periods ended December 31, 2020 and underperformed its benchmark for the one-year period ended December 31, 2020 (one-year: 6.0% total return for the Fund versus 7.0% total return for the benchmark; three-year: 6.3% total return for the Fund versus 6.2% total return for the benchmark; five-year: 9.5% total return for the Fund versus 8.6% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of

Board Review of Investment Advisory Agreement - continued
the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees

Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 505005
Louisville, KY 40233-5005
New York Stock Exchange Symbol: CIF

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Intermediate High Income Fund	63,082	62,222

For the fiscal years ended November 30, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Intermediate High Income Fund	12,246	12,077	11,159	11,009	1,001	1,473

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Intermediate High Income Fund*	1,275,054	2,321,898	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y:
To MFS Intermediate High Income Fund, MFS and MFS Related Entities#	1,576,780	2,711,937

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Intermediate High Income Fund (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
David Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2004

Michael Skatrud	Portfolio Manager	2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Intermediate High Income Fund	David Cole	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

	Michael Skatrud	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2021. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David Cole	N
Michael Skatrud	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2021:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Cole	15	$11.2 billion	9	$6.7 billion	6	$491.9 million
Michael Skatrud	13	$11.0 billion	8	$1.3 billion	4	$315.8 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate High Income Fund

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/20-12/31/20	0	N/A	0	1,926,019
1/01/21-1/31/21	0	N/A	0	1,926,019
2/01/21-2/28/21	0	N/A	0	1,926,019
3/01/21-3/31/21	0	N/A	0	1,926,019
4/01/21-4/30/21	0	N/A	0	1,926,019
5/01/21-5/31/21	0	N/A	0	1,926,019
6/01/21-6/30/21	0	N/A	0	1,926,019
7/01/21-7/31/21	0	N/A	0	1,926,019
8/01/21-8/31/21	0	N/A	0	1,926,019
9/01/21-9/30/21	0	N/A	0	1,926,019
10/1/21-10/31/21	0	N/A	0	1,932,983
11/1/21-11/30/21	0	N/A	0	1,932,983

Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2021 plan year is 1,932,983.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2021, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.    Attached hereto as EX-99.906CERT.

(c)	Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: MFS INTERMEDIATE HIGH INCOME FUND

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2022

*	Print name and title of each signing officer under his or her signature.